SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                        [ ]  Confidential, For Use of the Commission
                                                             Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                        UNITED COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required.

[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

              Common  Stock,   $5.00  par  value,  of   Mid-Atlantic   Community
              BankGroup, Inc.
              ..................................................................
       (2)    Aggregate number of securities to which transaction applies:

              2,000,442 of Common  Stock of  Mid-Atlantic  Community  BankGroup,
              Inc.
              ..................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              $18.6875, representing the average of the high ($18.875) and low ($18.50) prices of the common stock of Mid-Atlantic Community BankGroup, Inc. as reported on The Nasdaq SmallCap Market on September 17, 1998.
              ..................................................................
       (4)    Proposed maximum aggregate value of transaction:

              $37,383,260
              ..................................................................
       (5)    Total fee paid:

              $7,477
              ..................................................................

[X]    Fee paid previously with preliminary materials.

       $1,023
       .........................................................................
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

              $6,454
              ..................................................................
       (2)    Form, Schedule or Registration Statement no.:

              Registration Statement No. 333-62997
              ..................................................................
       (3)    Filing Party:

              Mid-Atlantic Community BankGroup, Inc.
              ..................................................................
       (4)    Date Filed:

              September 4, 1998
              ..................................................................

                        UNITED COMMUNITY BANKSHARES, INC.

                                                                November 3, 1998

Dear Fellow Shareholder:

         You should have recently received in the mail proxy materials that relate to a special meeting of the shareholders of United Community Bankshares, Inc. (the "Company") to be held on November 19, 1998 (the "Special Meeting"). At the Special Meeting, shareholders will consider and vote upon a proposed merger with Mid-Atlantic Community Bankshares, Inc., as described in the proxy materials (the "Merger"). The proxy materials are dated October 15, 1998.

         We strongly encourage you to vote on the Merger and, for your convenience, have included a postage pre-paid envelope and additional proxy card. Your vote is important regardless of the number of shares you own. As we have indicated in the proxy materials, your Board of Directors has approved the Merger and believes that it is in the best interests of the Company and its shareholders. Accordingly, the Board unanimously recommends that you vote for the Merger.

         If you have not already returned your proxy card to the Company, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you would like to receive another copy of the Proxy Statement describing the Merger before you return your proxy card, please call Joyce Wilmot at 1-800-343-8241.

         If you have already returned your proxy card to the Company, you may disregard this letter, and we thank you for your vote.

         We look forward to seeing you at the Meeting.

                                   Sincerely,

                                   /s/ Wenifred O. Pearce

                                   Wenifred O. Pearce
                                   President and Chief Executive Officer

               P.O. BOX 594 - FRANKLIN, VA 23851 - (757) 562-5184

                        United Community Bankshares, Inc.
               Proxy Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints F. Bruce Stewart and J. Russell West, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at a Special Meeting of Shareholders of United Community Bankshares, Inc. ("UCB") to be held at the Virginia Diner, Highway 460, Wakefield, Virginia on November 19, 1998 at 9:30 a.m., local time, or any adjournments thereof, for the following purposes:

         1. To approve the Agreement and Plan of Reorganization, dated as of July 8, 1998, between UCB and Mid-Atlantic Community BankGroup, Inc. ("MACB") and a related Plan of Merger (collectively, the "Reorganization Agreement"), providing for a Merger between UCB and MACB (the "Reorganization") upon the terms and conditions therein, including, among other things, that each issued and outstanding share of UCB Common Stock will be exchanged for
                1.075 shares of MACB common stock, with cash being paid in lieu of issuing fractional shares. The Reorganization Agreement is enclosed with the accompanying Joint Proxy Statement as Appendix A.

                    [  ]  FOR          [  ]  AGAINST          [  ]  ABSTAIN


         2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.




                                      __________________________________________
                                                     Signature



                                      __________________________________________
                                                     Signature


                                      Dated:

                                      (In signing as Attorney, Administrator,
                                      Executor, Guardian or Trustee, please
                                      add your title as such.)


                   PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY